Exhibit 10.115

FIFTH MODIFICATION AGREEMENT

THIS FIFTH MODIFICATION AGREEMENT (this “Agreement”) is made and entered into this 19th day of August, 2003, by and among HUNTLEY DEVELOPMENT LIMITED PARTNERSHIP, an Illinois limited partnership (“Borrower), HORIZON GROUP PROPERTIES, INC., a Maryland corporation (the “Guarantor”) and BEAL BANK, S.S.B., a savings bank organized under the laws of the State of Texas (“Lender”).

W I T N E S S E T H:

A.            Lender has heretofore made a loan in the maximum principal amount of $11,712,177.00 (the “Loan”) to Borrower, which Loan is now evidenced by that certain Amended, Restated and Increased Promissory Note (the “Note”), dated as of January 30, 2002, in the stated principal amount of $11,712,177.00, executed and delivered by Borrower and payable to the order of Lender.

B.            The Loan and the Note are secured by, among other things,  that certain Adjustable Rate Mortgage, Security Agreement and Assignment of Leases and Rents  (as previously modified and extended, the “Mortgage”), dated as of October 27, 1999, executed and delivered by Borrower for the benefit of Lender, which encumbers, among other things, certain real property located in Kane County, Illinois and more particularly described in the Mortgage and all improvements and fixtures thereon (the “Property”), and which has been recorded as Document No. 1999K103679 in the Records of  Kane County, Illinois.  The Mortgage has been amended pursuant to (i) that certain First Amendment to Mortgage, Security Agreement and Assignment of Leases and Rents and Related Documents, dated December 29, 1999, by and among Borrower,  The Prime Group, Inc. (“Prime”) and Lender and which has been recorded under Document No. 1999K122257 in the Records of Kane County, Illinois , (ii) that certain Second Modification and Extension Agreement, dated as of October 31, 2000, by and among Borrower,  Prime and Lender and which has been recorded as Document No. 2000K089267 in the Records of Kane County, Illinois,  (iii) that certain Third Modification and Extension Agreement, dated January 30, 2002, by and among Borrower, Prime and Lender and which has been recorded under Document No. 2002K025149 in the Records of Kane County, Illinois and (iv) that certain Fourth Modification Agreement (the “Fourth Modification”), dated June 13, 2003, by and among Borrower, Guarantor, Prime and Lender and which has been recorded under Document No.2003K 119049 in the Records of Kane County, Illinois.

C.            The Guarantor has guaranteed the payment and performance of the obligations of Borrower in regard to the Loan pursuant to that certain Guaranty Agreement (the “Original Guaranty”), dated June 13, 2003, executed by Guarantor for the benefit of Lender.

D.            The Borrower is affiliated with Monroe Outlet Center, LLC (“Monroe”) by virtue of the fact that the owners (whether direct or indirect) of Borrower are also the owners (whether direct or indirect) of Monroe.  Monroe has obtained a loan in the maximum principal amount of $7,000,000.00 (the “Monroe Loan”) from Lender, which is secured by, among other things, liens and security interests encumbering certain property located in the State of Michigan.  Monroe desires to sell a portion of the property which secures the Monroe Loan and has requested that Lender agree to release such property from Lender’s liens and security interests securing the Monroe Loan.  In consideration for such agreement of Lender to so release a portion of the property which secures the Monroe Loan, Monroe has offered to pledge to Lender $3,000,000.00 of the proceeds from the sale of such property as security for the Loan.  In addition, Borrower has requested that Lender grant to Borrower an option to extend the term of the Loan for an additional one (1) year period.  Lender has agreed to so release a portion of the property which secures the Monroe Loan and grant to Borrower an option to extend the term of the Loan for one (1) year provided, among other things, (i) the Loan and the Monroe Loan are cross-defaulted, (ii) Borrower grants to Lender a mortgage (the “New Mortgage”) (subordinate to the Mortgage) encumbering the Property as security for the Monroe Loan, (iii) a portion of the proceeds from the sale of the portion of the property securing the Monroe Loan are paid to Lender as a principal prepayment on the Monroe Loan, (iv) $3,000,000.00 of the proceeds from the sale of the portion of the property which secures the Monroe Loan are pledged to Lender as security for the Loan and the Monroe Loan and (v)  the owners of Monroe cause Laughlin Outlet Center, LLC, an affiliate of Borrower and Monroe, to pledge as security for the Monroe Loan, certain proceeds arising from Laughlin Outlet Center, LLC and the property it owns.

E.   The parties hereto desire to enter into this Agreement to set forth certain of their agreements concerning the Loan and the Monroe Loan.

NOW, THEREFORE, for and in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed by each of the parties hereto, the parties hereto hereby agree as follows:

1.             The Note, the Mortgage and the other Loan Documents, as such term is defined in the Mortgage, are hereby amended to provide that the occurrence of an Event of Default, as such term is defined in those certain Commercial Mortgages, each dated July 10, 2002, executed by Monroe, for the benefit of Lender, as security for the Monroe Loan, and which have been recorded respectively, in Liber 2254, beginning at Page 83 in the Register of Deeds of Monroe County, Michigan and in Liber 3457, beginning at Page 506 in the Register of Deeds of Muskegan County, Michigan will constitute an Event of Default under the Note, the Mortgage and the other Loan Documents.

2.             In addition to the right granted by Borrower in Section 17 of the Note to extend the term of the Loan and the Note for one (1) year beyond its current Final Maturity Date, as such term is defined in the Note, of October 31, 2003, Lender hereby grants to Borrower an option to further extend the Final Maturity Date of the Note for an additional one (1) year period, so that such Final Maturity Date becomes October 31, 2005 provided (i) Borrower timely and promptly exercises its existing right to set forth in Section 17 of the Note to extend the Final Maturity Date of the Note to October 31, 2004, (ii) no Event of Default or event or condition which, with the giving of notice, the passage of time, or both, could mature into such an Event of Default, exists either at the time the notice of Borrower’s exercise of the option to extend the Final Maturity Date to October 31, 2005 is so given by Borrower to Lender or at the time the documents by which the term of the Note is so extended are executed and delivered, (iii) Borrower provides to Lender written notice of its election to so extend the term of this Note at least thirty (30) days, but not more than sixty (60) days, prior to October 31, 2004,  (iv) Borrower pays to Lender at the time such notice of extension is given a loan extension fee of $75,000.00 and (v) Borrower executes and/or delivers to Lender and causes such other persons and entities as Lender may require (including, without limitation, each Guarantor of all or any part of the Loan) to execute and/or deliver to Lender such extension documents and related documents (including a title policy endorsement) as Lender may require and pay all costs and expenses relating to such extension, including, without limitation, Lender’s reasonable attorney’s fees.

3.             Pursuant to that certain Assignment of Account and Security Agreement (the “Account Pledge”), of even date herewith, by and among Monroe, Lender and Borrower, Monroe is pledging and delivering to Lender, and granting to Lender a first priority, and the only, security interest in, $3,000,000.00 of the proceeds of the sale of the portion of the property which secures the Monroe Loan which Lender is releasing from its liens and security interests, as collateral for the Loan.  The proceeds and funds so pledged to Lender may be used to pay a portion of the interest that hereafter accrues on the Loan and certain Lender approved costs and expenses relating to the Property as provided in the Account Pledge.

4.             As of the date hereof, the unpaid principal balance of the Loan and the Note is $10,706,151.75.  In addition, Borrower and the Guarantor agree that the amount of Approved Contributions, as defined in the NPI Agreement, as such term is defined in the Fourth Modification, currently outstanding is $11,426,661.75.

5.             As a material inducement to Lender to enter into this Agreement, Borrower and the Guarantor, each on behalf of itself and its successors, assigns,  legal representatives and constituents (whether or not a party hereto) (Borrower, the Guarantor, and such successors, assigns,  legal representatives and constituents being referred to herein collectively and individually, as “Obligors, et al.”), hereby fully, finally and completely RELEASE and FOREVER DISCHARGE Lender and its successors, assigns, affiliates, subsidiaries, parents, officers, shareholders, directors, employees, attorneys and agents, past, present and future, and their respective heirs, successors and assigns (collectively and individually, “Lender, et al.”) of and from any and all claims, controversies, disputes, liabilities, obligations, demands, damages, expenses (including, without limitation, reasonable attorneys’ fees), debts, liens, actions and causes of action of any and every nature whatsoever and WAIVE and RELEASE any defense, right of counterclaim, right of set-off or deduction to the payment of the indebtedness evidenced by the Note and/or the Mortgage and/or the NPI Agreement and/or any of the other Loan Documents which Obligors, et al. now have or may claim to have against Lender, et al. arising out of, connected with or relating to any and all acts, omissions or events occurring prior to the execution of this Agreement.

6.             As an additional material inducement to Lender to enter into this Agreement, Borrower, and  the  Guarantor  hereby represent and warrant to Lender that:

(a)                                  the Note, the Mortgage, the NPI Agreement and the other Loan Documents, as modified hereby, are in full force and effect,  as of the date hereof, there is no default or failure to perform on the part of the Lender in regard to the Loan or the NPI Agreement and neither Borrower nor Guarantor  has any defense, counterclaim or offset to the Note, the Mortgage, the NPI Agreement or any of the other Loan Documents, as modified hereby;

(b)                                 the representations and warranties of Borrower and/or the  Guarantor set forth in the Note, the Mortgage, the NPI Agreement and/or any of the other Loan Documents are true and correct in all material respects as of the date hereof and are hereby reaffirmed as if such representations and warranties had been made on the date hereof and shall continue in full force and effect; and

(c)                                  this Agreement constitutes the legal, valid and binding obligation of Borrower, and the  Guarantor, enforceable against Borrower and the  Guarantor in accordance with the terms hereof, except as such enforceablility may be effected by bankruptcy and other debtor relief laws.

The representations and warranties of Borrower and the Guarantor contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement.

7.             On demand, Borrower shall pay to Lender  all closing costs and fees and expenses incurred by Lender in connection with this Agreement and the transactions contemplated hereby, including, without limitation, Lender’s reasonable attorneys’ fees and expenses.  In addition, Borrower will cause to be issued to Lender concurrently with the execution and delivery hereof, (i) an endorsement to the loan policy of title insurance (the “Policy”) issued to Lender in regard to the Loan, as previously increased and modified, confirming that such Policy continues to insure the first priority status of the Mortgage, as modified hereby and (ii) a new loan policy of title insurance (the “New Policy”) issued by Chicago Title Insurance Company, in the amount of $5,000,000.00, insuring the lien of the New Mortgage being granted by Borrower to Lender concurrently herewith, as security for the Monroe Loan. The cost of such endorsement and New Policy shall be paid by Borrower.

8.             In addition to the documents, instruments and acts described in this Agreement and which are to be executed and/or delivered and/or taken pursuant to this Agreement, Borrower and Guarantor agree to (i) provide to Lender a consent to this Agreement and the New Mortgage and the transactions effected hereby and by the New Mortgage,  executed by the current beneficiary of that certain Amended and Restated Mortgage and Security Agreement, dated October 27, 1999, executed by Borrower for the benefit of U.S. Bank Trust Company which has been recorded as Document No.  1999K122255  in the records of Kane County, Illinois and which encumbers a portion of the Property and (ii) execute and/or deliver from time to time upon request by Lender such other documents and instruments, and take such other action, as Lender may reasonably request or require to more fully and completely evidence and carry out the transactions contemplated by this Agreement, including, without limitation, an opinion of counsel for Borrower and the  Guarantor,  in form and substance reasonably satisfactory to Lender and all necessary partnership, trust and/or corporate organization and authorization documents in form and substance satisfactory to Lender.

9.             Borrower and the Guarantor hereby affirm and confirm each of the covenants and agreements of Borrower and Guarantor contained in the Note,  the Mortgage, the Guaranty, the NPI Agreement and the other Loan Documents, as each is amended hereby.

10.           Borrower and the Guarantor hereby affirm, confirm,  ratify, renew and extend the debts, duties, obligations, liabilities, rights, titles, security interests, liens, powers and privileges created or arising by virtue of the Note, the Mortgage, the NPI Agreement, the Guaranty and the other Loan Documents,  as each has been amended hereby, until all of the Indebtedness and Obligations, as such terms are defined in the Mortgage, including, without limitation,  all obligations owed to Lender under the NPI Agreement, have been paid and performed in full.  Borrower and the Guarantor confirm that (except for the release of  Prime as provided in the Fourth Modification) Lender has not released, forgiven, discharged, impaired, waived or relinquished, and does not hereby release, forgive, discharge, impair, waive or relinquish any rights, titles, interests, liens, security interests, collateral, parties, remedies or any other matter with respect to the Loan, the Note, the Mortgage, the NPI Agreement, the Guaranty and the other Loan Documents, but rather Lender is expressly retaining and reserving the same to their fullest extent.

11.           Except as expressly provided herein, all the terms, provisions, debts, duties, obligations, liabilities, representations, warranties, rights, titles, security interests, liens, powers and privileges existing by virtue of the Note, the Mortgage, the NPI Agreement, the Guaranty  and any other Loan Document shall be and continue in full force and effect and are hereby acknowledged by Borrower and the  Guarantor to be legal, valid, binding and enforceable in accordance with their terms.

12.           This Agreement shall be binding upon the parties hereto and their respective successors and assigns.  Nothing contained in this paragraph shall act to amend or modify any of the provisions of the Note, the Mortgage, the NPI Agreement, the Guaranty or any other Loan Document which restrict or prohibit assignment or transfer.

13.           Neither this Agreement nor any provision of the Note, the Mortgage, the NPI Agreement, the Guaranty or any other Loan Document may be waived, modified or amended, except by an instrument in writing signed by the party against which the enforcement of such waiver, modification or amendment is sought, and then only to the extent set forth in such instrument.

14.           THIS AGREEMENT AND THE OTHER  DOCUMENTS ENTERED INTO IN REGARD TO THE LOAN REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES.

EXECUTED as of the day and year first above written.

BORROWER:

HUNTLEY DEVELOPMENT LIMITED PARTNERSHIP,
an Illinois limited partnership
By: Horizon Huntley, LLC, its
Managing General Partner

By: Horizon Group Properties, L.P., its
Sole Managing Member
By: Horizon Group Properties, Inc., its General Partner

By:
Name:
Title:

GUARANTOR:

HORIZON GROUP PROPERTIES, INC.

By:

Name:
Title:	President

LENDER:

BEAL BANK, S.S.B.,
a savings bank organized under the laws of the State of Texas

By:

Name: William T. Saurenmann
Title: Senior Vice President